Exhibit 1.1
[Number of Shares]
ARTES MEDICAL, INC.
Common Stock
UNDERWRITING AGREEMENT
[Date]
Cowen & Co., LLC

Lazard Capital Markets LLC
   As Representatives of the several Underwriters
c/o Cowen & Co., LLC
1221 Avenue of the Americas
New York, New York 10020
Dear Sirs:
1. Introductory. Artes Medical, Inc., a Delaware corporation (the “Company”), proposes to sell, pursuant to the terms of this Agreement, to the several underwriters named in Schedule A hereto (the “Underwriters,” or, each, an “Underwriter”), an aggregate of [___] shares of common stock, $0.001 par value (the “Common Stock”) of the Company. The aggregate of [___] shares so proposed to be sold is hereinafter referred to as the “Firm Stock”. The Company also proposes to sell to the Underwriters, upon the terms and conditions set forth in Section 3 hereof, up to an additional [___] shares of Common Stock (the “Optional Stock”). The Firm Stock and the Optional Stock are hereinafter collectively referred to as the “Stock”. Cowen & Co., LLC (“Cowen”) and Lazard Capital Markets LLC (“Lazard”) are acting as representatives of the several Underwriters and in such capacity are hereinafter referred to as the “Representatives.”
     As part of the offering contemplated by this Agreement, [Cowen] (the “Designated Underwriter”) has agreed to reserve out of the Firm Stock purchased by it under this Agreement up to [___] shares for sale to the Company’s and its subsidiaries’ officers, directors, employees, customers and business partners and friends of the Company’s and its subsidiaries’ officers, directors and employees (collectively, “Participants”), as set forth in the Prospectus (as defined herein) under the heading “Underwriting” (the “Directed Share Program”). The Firm Stock to be sold by the Designated Underwriter pursuant to the Directed Share Program (the “Directed Shares”) will be sold by the Designated Underwriter pursuant to this Agreement at the public offering price. Any Directed Shares not subscribed for by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.
2. Representations and Warranties of the Company
     (I) Representations and Warranties of the Company. The Company represents and warrants to the several Underwriters and the Designated Underwriter, as of the date hereof and as of each Closing Date, and agrees with the several Underwriters and the Designated Underwriter, that:
(a) A registration statement of the Company on Form S-1 (File No. 333-___) (including all pre-effective amendments thereto, the “Initial Registration Statement”) in respect of the Stock has been filed with the Securities and Exchange Commission (the “Commission”). The Company meets the requirements for use of Form S-1 under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission thereunder (the “Rules and Regulations”). The Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you for each of the Underwriters, and, excluding exhibits thereto, have been declared effective by the Commission in such form and meet the requirements of the Securities Act, and the Rules and Regulations. Other than a registration statement, if any, increasing the size of the offering filed pursuant to Rule 462(b) under the Securities Act and the Rules and Regulations (a “Rule 462(b) Registration Statement”) and the Prospectus (as defined below) contemplated hereby to be filed pursuant to Rule 424(b) under the Securities Act in accordance with Section 4(I)(a) hereof, no other document with respect to the Initial Registration Statement or the offer and sale of the Stock has heretofore been filed with the Commission or distributed. No stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose or pursuant to Section 8A has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the Rules and Regulations is hereinafter called a “Preliminary Prospectus”). The various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, in each case including all exhibits thereto and including (i) the information contained in the Prospectus (as defined below) filed with the Commission pursuant to Rule 424(b) under the Securities Act and deemed by virtue of Rules 430A under the Securities Act to be part of the Initial Registration Statement at the time it became effective and (ii) the documents incorporated by reference in the Rule 462(b) Registration Statement at the time the Rule 462(b) Registration Statement became effective, are hereinafter collectively called the “Registration Statements.” The final prospectus, in the form filed pursuant to and within the time limits described in Rule 424(b) under the Securities Act, is hereinafter called the “Prospectus.”
(b) As of the Applicable Time (as defined below) and as of the Closing Date or the Option Closing Date, as the case may be, neither (i) the General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, the Pricing Prospectus as defined below, and the information included on Schedule [ ] hereto, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Issuer Free Writing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 18. As used in this paragraph (b) and elsewhere in this Agreement:
     “Applicable Time” means [___] [A/P].M., New York time, on the date of this Agreement or such other time as agreed to by the Company and the Representatives.
     “Pricing Prospectus” means the Preliminary Prospectus relating the Stock that is included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein.
     “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act relating to the Stock in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.
     “General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule B to this Agreement.
     “Limited Use Free Writing Prospectuses” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.
(c) No order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Stock has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been instituted or threatened by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Preliminary Prospectus, in reliance upon, and in conformity with, written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 18).
(d) At the respective times the Registration Statements and any amendments thereto became or become effective, at the date of this Agreement and at each Closing Date, each Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at time the Prospectus or any amendment or supplement thereto was issued and at each Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties in this paragraph (d) shall not apply to information contained in or omitted from the Registration Statements or the Prospectus, or any amendment or supplement thereto, in reliance upon, and in conformity with, written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 17).
(e) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Stock or until any earlier date that the Company notified or notifies the Representatives as described in Section 4(e), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, Pricing Prospectus or the Prospectus, including any document incorporated by reference therein that has not been superseded or modified, or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 17).
(f) The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Stock other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 4(b) below. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time and manner required under Rules 163(b)92) and 433(d) under the Securities Act.
(g) The Company does not have any subsidiaries, as defined in Section 16, other than its subsidiary in Frankfurt, Germany (the “Company Subsidiary”). The Company does not own or control, directly or indirectly, any interest in any corporation, partnership, limited liability partnership, limited liability corporation, association or other entity. The Company and the Company Subsidiary have been duly organized and are validly existing as corporations or other legal entities in good standing (or the foreign equivalent thereof) under the laws of their respective jurisdictions of organization. The Company and the Company Subsidiary are duly qualified to do business and are in good standing as foreign corporations or other legal entities in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and have all power and authority (corporate or other) necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority (i) would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, assets, business or prospects of the Company and the Company Subsidiary taken as a whole, or (ii) impair in any material respect the ability of the Company to perform its obligations under this Agreement or to consummate any transactions contemplated by the Agreement, the General Disclosure Package or the Prospectus (any such effect as described in clauses (i) or (ii), a “Material Adverse Effect”).
(h) This Agreement has been duly authorized executed and delivered by the Company.

(i) The Stock to be issued and sold by the Company to the Underwriters hereunder has been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof contained in the General Disclosure Package and the Prospectus.
(j) The Company has an authorized capitalization as set forth in the Pricing Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, have been issued in compliance with federal and state securities laws, and conform to the description thereof contained in the General Disclosure Package and the Prospectus. As of [___], there were [___] shares of Common Stock issued and outstanding and [___] shares of preferred stock, par value $0.001 (“Preferred Stock”) of the Company issued and outstanding and [___] shares of Common Stock were issuable upon the exercise of all options, warrants and convertible securities outstanding as of such date. Since such date, the Company has not issued any securities other than Common Stock of the Company issued pursuant to the exercise of stock options previously outstanding under the Company’s stock option plans or the issuance of restricted Common Stock pursuant to employee stock purchase plans. None of the outstanding shares of Common Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding shares of capital stock, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or the Company Subsidiary other than those described above or accurately described in the General Disclosure Package. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the General Disclosure Package and the Prospectus, accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.
(k) All the outstanding shares of capital stock of the Company Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and, except to the extent set forth in the General Disclosure Package or the Prospectus, are owned by the Company directly or indirectly through one or more wholly-owned subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.
(l) The execution, delivery and performance of this Agreement by the Company, the issue and sale of the Stock by the Company and the consummation of the transactions contemplated hereby will not (with or without notice or lapse of time or both) conflict with or result in a breach or violation of any of the terms or provisions of, constitute a default under, give rise to any right of termination or other right or the cancellation or acceleration of any right or obligation or loss of a benefit under, or give rise to the creation or imposition of any lien, encumbrance, security interest, claim or charge upon any property or assets of the Company or the Company’s Subsidary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or the Company Subsidiary is a party or by which the Company or the Company Subsidiary is bound or to which any of the property or assets of the Company or the Company Subsidiary is subject, nor will such actions result in any violation of the provisions of the charter or by-laws (or analogous governing instruments, as applicable) of the Company or the Company Subsidiary or any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or the Company Subsidiary or any of their properties or assets.
(m) Except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws, the National Association of Securities Dealers, Inc. and the Nasdaq National Market in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing. qualification or registration with, any court or governmental agency or body, foreign or domestic, which has not been made, obtained or taken and is not in full force and effect, is required for the execution, delivery and performance of this Agreement by the Company, the offer or sale of the Stock or the consummation of the transactions contemplated hereby.

(n) Ernst & Young, LLP, who have certified certain financial statements and related schedules included in the Registration Statements, the General Disclosure Package and the Prospectus, and have audited the Company’s internal control over financial reporting and management’s assessment thereof, is independent registered public accounting firm as required by the Securities Act and the Rules and Regulations and the Public Company Accounting Oversight Board (United States) (the “PCAOB”).
(o) The financial statements, together with the related notes and schedules, included in the General Disclosure Package, the Prospectus and in each Registration Statement fairly present the financial position and the results of operations and changes in financial position of the Company and its consolidated subsidiaries at the respective dates or for the respective periods therein specified. Such statements and related notes and schedules have been prepared in accordance with the generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved except as may be set forth in the related notes included in the General Disclosure Package. The financial statements, together with the related notes and schedules, included or incorporated by reference in the General Disclosure Package and the Prospectus comply in all material respects with the Securities Act and the Rules and Regulations. No other financial statements or supporting schedules or exhibits are required by the Securities Act or the Rules and Regulations to be described or included in the Registration Statements, the General Disclosure Package or the Prospectus.
(p) Neither the Company nor the Company Subsidiary has sustained, since the date of the latest audited financial statements included in the General Disclosure Package, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the General Disclosure Package; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or the Company Subsidiary, or any material adverse changes, or any development involving a prospective material adverse change, in or affecting the business, assets, general affairs, management, financial position, prospects, stockholders’ equity or results of operations of the Company and the Company Subsidiary taken as a whole, otherwise than as set forth or contemplated in the General Disclosure Package.
(q) Except as set forth in the General Disclosure Package, there is no legal or governmental proceeding pending to which the Company or the Company Subsidiary is a party or of which any property or assets of the Company or the Company Subsidiary is the subject which is required to be described in the Registration Statements, the General Disclosure Package or the Prospectus and is not described therein, or which, singularly or in the aggregate, if determined adversely to the Company or the Company Subsidiary, would have a Material Adverse Effect; and to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.
(r) Neither the Company nor the Company Subsidiary (i) is in violation of its charter or by-laws (or analogous governing instrument, as applicable), (ii) is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any law, ordinance, governmental rule, regulation or court order, decree or judgment to which it or its property or assets may be subject except, in the case of clauses (ii) and (iii) of this paragraph (r), for any violations or defaults which, singularly or in the aggregate, would not have a Material Adverse Effect.
(s) The Company and the Company Subsidiary possess all licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate local, state, federal or foreign regulatory agencies or bodies which are necessary or desirable for the ownership of their respective properties or the conduct of their respective businesses as described in the General Disclosure Package and the Prospectus (collectively, the “Governmental Permits”) except where any failures to possess or make the same, singularly or in the aggregate, would not have a Material Adverse Effect. The Company and the Company Subsidiary are in compliance with all such Governmental Permits; all such Governmental Permits are valid and in full force and effect, except where the validity or failure to be in full force and effect would not, singularly or in the aggregate, have a Material Adverse Effect. All such Governmental

Permits are free and clear of any restriction or condition that are in addition to, or materially different from those normally applicable to similar licenses, certificates, authorizations and permits. Neither the Company nor the Company Subsidiary has received notification of any revocation or modification (or proceedings related thereto) of any such Governmental Permit and has no reason to believe that any such Governmental Permit will not be renewed.
(t) Neither the Company nor the Company Subsidiary is or, after giving effect to the offering of the Stock and the application of the proceeds thereof as described in the General Disclosure Package and the Prospectus, will become an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.
(u) Neither the Company nor any of its officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.
(v) The Company and the Company Subsidiary solely own, or possess the sole right to use, all patents, patent applications, patent rights, collaborative research agreements, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, software, databases, formulae, customer lists, know-how, Internet domain names, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, and other intellectual property (collectively, “Intellectual Property”) necessary to or used in the conduct of its respective businesses as currently conducted, and as proposed to be conducted, and as described in the General Disclosure Package and the Prospectus; the Company and the Company Subsidiary are not aware of any claim to the contrary or challenge to the Company’s rights in or to any such Intellectual Property rights, and the Company and the Company’s Subsidiary are unaware of any facts which would form a reasonable basis for any such claim; the expiration of any patents, patent rights, trade secrets, trademarks, service marks, trade names or copyrights would not result in a material adverse change that is not otherwise disclosed in the General Disclosure Package and the Prospectus; none of the patents owned or licensed by the Company is unenforceable or invalid, and none of the patent applications owned or licensed by the Company would be unenforceable or invalid if issued as patents. The Company and the Company Subsidiary have not granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the current products and services of the Company or those products and services described in the General Disclosure Package and Prospectus. The Intellectual Property licenses described in the General Disclosure Package and the Prospectus are valid, binding upon, and enforceable by or against the parties thereto in accordance to its terms. The Company is not obligated to pay a royalty, grant a license, or provide other consideration to any third party in connection with the Company’s and the Company Subsidiary’s Intellectual Property. The Company has complied in all material respects with, and is not in breach nor has received any asserted or threatened claim of breach of, any Intellectual Property license, and the Company has no knowledge of any breach or anticipated breach by any other person to any Intellectual Property license. The Company’s and the Company Subsidiary’s business as now conducted and as proposed to be conducted does not and will not infringe or conflict with any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other Intellectual Property or franchise right of any person or other third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party, known to the Company or the Company Subsidiary. Except as described in the General Disclosure Package, no claim has been made, nor is there any threatened claim, against the Company or the Company Subsidiary, and the Company and the Company Subsidiary have not received any notice of, and have no knowledge of any claim, alleging the infringement by the Company or the Company Subsidiary of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other Intellectual Property right or franchise right of any person, and the Company and the Company Subsidiary are unaware of any facts which would form a reasonable basis for any such claim. The Company and the Company Subsidiary have taken all reasonable steps to protect, maintain and safeguard its rights in all Intellectual Property, including the execution of appropriate nondisclosure and confidentiality agreements. The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, the Company’s or the Company Subsidiary’s right to own, use, or hold for use any of the Intellectual Property as owned, used or held for use in the conduct of the business as currently conducted or as proposed to be conducted.
(w) The Company and the Company Subsidiary have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and the Company Subsidiary taken as a whole, in each case free and clear of all liens, encumbrances, security interests, claims and defects that do not, singularly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or the Company Subsidiary; and all of the leases and subleases material to the business of the Company and the Company Subsidiary, considered as one enterprise, and under which the Company or the Company Subsidiary holds properties described in the General Disclosure Package and the Prospectus, are in full force and effect, and neither the Company nor the Company Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or the Company Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or the Company Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.
(x) No labor disturbance by the employees of the Company or the Company Subsidiary exists or, to the best of the Company’s knowledge, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or the Company Subsidiary principal suppliers, manufacturers, customers or contractors, that could reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company or the Company Subsidiary plans to terminate employment with the Company or the Company Subsidiary.
(y) No “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the thirty (30)-day notice requirement under Section 4043 of ERISA has been waived) has occurred or could reasonably be expected to occur with respect to any employee benefit plan of the Company or the Company Subsidiary which could, singularly or in the aggregate, have a Material Adverse Effect. Each employee benefit plan of the Company or the Company Subsidiary is in compliance in all material respects with applicable law, including ERISA and the Code. The Company and the Company Subsidiary have not incurred and could not reasonably be expected to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan (as defined in ERISA). Each pension plan for which the Company or the Company Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which could, singularly or in the aggregate, cause the loss of such qualification.
(z) The Company and the Company Subsidiary are in compliance with all foreign, federal, state and local rules, laws and regulations relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of health and safety or the environment which are applicable to their businesses (“Environmental Laws”), except where the failure to comply would not, singularly or in the aggregate, have a Material Adverse Effect. There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or the Company Subsidiary (or, to the Company’s knowledge, any other entity for whose acts or omissions the Company or the Company Subsidiary is or may otherwise be liable) upon any of the property now or previously owned or leased by the Company or the Company Subsidiary, or upon any other property, in violation of any law, statute, ordinance, rule, regulation, order, judgment, decree or permit or which would, under any law, statute, ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which would not have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or the

Company Subsidiary has knowledge, except for any such disposal, discharge, emission, or other release of any kind which would not have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect. In the ordinary course of business, the Company and the Company Subsidiary conduct periodic reviews of the effect of Environmental Laws on their business and assets, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or Governmental Permits issued thereunder, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such reviews, the Company has reasonably concluded that such associated costs and liabilities would not have, singularly or in the aggregate, a Material Adverse Effect
(aa) The Company and the Company Subsidiary each (i) have timely filed all necessary federal, state, local and foreign tax returns, and all such returns were true, complete and correct, (ii) have paid all federal, state, local and foreign taxes, assessments, governmental or other charges due and payable for which it is liable, including, without limitation, all sales and use taxes and all taxes which the Company or the Company Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, and (iii) do not have any tax deficiency or claims outstanding or assessed or, to the best of its knowledge, proposed against any of them, except those, in each of the cases described in clauses (i), (ii) and (iii) of this paragraph (aa), that would not, singularly or in the aggregate, have a Material Adverse Effect. The Company and the Company Subsidiary have not engaged in any transaction which is a corporate tax shelter or which could be characterized as such by the Internal Revenue Service or any other taxing authority. The accruals and reserves on the books and records of the Company and the Company Subsidiary in respect of tax liabilities for any taxable period not yet finally determined are adequate to meet any assessments and related liabilities for any such period, and since December 31, 2005 the Company and the Company Subsidiary have not incurred any liability for taxes other than in the ordinary course.
(bb) The Company and the Company Subsidiary carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.
(cc) The Company and the Company Subsidiary maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the General Disclosure Package, since the end of the Company’s most recent audited fiscal year, there as been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.
(dd) The minute books of the Company and the Company Subsidiary have been made available to the Underwriters and counsel for the Underwriters, and such books (i) contain a complete summary of all meetings and actions of the board of directors (including each board committee) and shareholders of the Company (or analogous governing bodies and interest holders, as applicable), and the Company Subsidiary since the time of its respective incorporation or organization through the date of the latest meeting and action, and (ii) accurately in all material respects reflect all transactions referred to in such minutes.
(ee) There is no franchise, lease, contract, agreement or document required by the Securities Act or by the Rules and Regulations to be described in the General Disclosure Package and in the Prospectus or to be filed as an exhibit to the Registration Statements which is not described or filed therein as required; and all descriptions of any such franchises, leases, contracts, agreements or documents contained in the Registration Statements are accurate and complete descriptions of such documents in all material respects. Other than as described in the General Disclosure Package, no such franchise, lease, contract or agreement has been suspended or terminated for convenience or default by the Company or any of the other parties thereto, and neither the Company nor the Company Subsidiary has received notice or has any other knowledge of any such pending or threatened suspension or termination, except for such pending or threatened suspensions or terminations that would not reasonably be expected to, singularly or in the aggregate, have a Material Adverse Effect.
(ff) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders (or analogous interest holders), customers or suppliers of the Company or any of its affiliates on the other hand, which is required to be described in the General Disclosure Package and the Prospectus and which is not so described.
(gg) No person or entity has the right to require registration of shares of Common Stock or other securities of the Company or the Company Subsidiary because of the filing or effectiveness of the Registration Statements or otherwise, except for persons and entities who have expressly waived such right in writing or who have been given timely and proper written notice and have failed to exercise such right within the time or times required under the terms and conditions of such right. Except as described in the General Disclosure Package, there are no persons with registration rights or similar rights to have any securities registered by the Company or the Company Subsidiary under the Securities Act.
(hh) Neither the Company nor the Company Subsidiary own any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the sale of the Stock will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Stock to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.
(ii) Neither the Company nor the Company Subsidiary is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Stock or any transaction contemplated by this Agreement, the Registration Statements, the General Disclosure Package or the Prospectus.
(jj) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in either the General Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.
(kk) The Stock has been approved for listing subject to notice of issuance on the Nasdaq National Market (“Nasdaq NM”) of The Nasdaq Stock Market (“Nasdaq”). A registration statement has been filed on Form 8-A pursuant to Section 12 of the Exchange Act, which registration statement complies in all material respects wit the Exchange Act.
(ll) The Company has taken all necessary actions to ensure that, upon and at all times after the effectiveness of the Registration Statements, it will be in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) that are then in effect and is actively taking steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act not currently in effect upon and at all times after the effectiveness of such provisions.
(mm) The Company has taken all necessary actions to ensure that, upon and at all times after the Nasdaq NM shall have approved the Stock for inclusion therein, it will be in compliance with all applicable corporate governance requirements set forth in the Nasdaq Marketplace Rules that are then in effect and is actively taking steps to ensure that it will be in compliance with other applicable corporate governance requirements set forth in the Nasdaq Marketplace Rules not currently in effect upon and all times after the effectiveness of such requirements.
(nn) Neither the Company nor the Company Subsidiary nor, to the best of the Company’s knowledge, any employee or agent of the Company or the Company Subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state, local or foreign office in violation of any law

(including the Foreign Corrupt Practices Act of 1977, as amended) or of the character required to be disclosed in the Registration Statements, the General Disclosure Package or the Prospectus.
(oo) There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Securities Act) and any unconsolidated entity, including, but not limited to, any structure finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s liquidity or the availability of or requirements for its capital resources required to be described in the General Disclosure Package and the Prospectus which have not been described as required.
(pp) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company or the Company Subsidiary to or for the benefit of any of the officers or directors of the Company, the Company Subsidiary or any of their respective family members, except as disclosed in the Registration Statements, the General Disclosure Package and the Prospectus.
(qq) The statistical and market related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and such data agree with the sources from which they are derived.
(rr) The operations of the Company and the Company Subsidiary are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Company Subsidiary with respect to the Money Laundering Laws is pending, or to the best knowledge of the Company, threatened.
(ss) Neither the Company nor the Company Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or the Company Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
(tt) The Registration Statements, the General Disclosure Package, the Prospectus and the Preliminary Prospectuses comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which they are distributed in connection with the Directed Share Program. No authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality, or court, other than such as have been obtained, is necessary under the securities laws or regulations of any foreign jurisdiction in which the Directed Shares are offered outside the United States.
(uu) The Company has not offered, or caused the Underwriters to offer, any Firm Stock to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer, supplier or business partner of the Company to alter the customer’s, supplier’s or business partner’s level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.
(vv) Neither the Company nor any of its affiliates (within the meaning of NASD Conduct Rule 2720(b)(1)(a)) directly or indirectly controls, is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section 1(ee) of the By-laws of the NASD) of, any member firm of the NASD[,other than as described on Schedule C hereto].
(ww) The Company has complied with, is not in material violation of, and has not received any written notices of violation with respect to, any foreign, federal, state or local statute, law or regulation, including without limitation all statutes, rules, or regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company (“Applicable Laws”), or any license, certificate, approval, clearance, authorization, permit, supplement or amendment required by any Applicable Laws (“Authorizations”). The Company possesses all required Authorizations and such Authorizations are in full force and effect. The Company is, and its products are, in compliance with all Authorizations and Applicable Laws, including, but not limited to, all laws, statutes, rules, regulations, or orders administered, issued or enforced by the Federal Food and Drug Administration (the “FDA”) or any other federal or foreign governmental authority having authority over the Company or any of its products (“Governmental Authority”). The Company has not received from the FDA or any other Governmental Authority any notice of adverse findings, regulatory letters, notices of violations, Warning Letters, criminal proceeding notices under Section 305 of the Federal Food, Drug, and Cosmetic Act, or other similar communication from the FDA or other Governmental Authority alleging or asserting noncompliance with Applicable Laws or any Authorizations, and there have been no seizures conducted or threatened by the FDA or other Governmental Authority, and no recalls, market withdrawals, field notifications, notifications of misbranding or adulteration, safety alerts or similar actions relating to the safety or efficacy of the Company’s products conducted, requested or threatened by the FDA or other Governmental Authority. The Company has not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal, safety alert, “dear doctor” letter, or other similar notice or action relating to the alleged lack of safety or efficacy of any of the Company’s products or any alleged product defect or violation, and the Company has no knowledge that the FDA or other Governmental Authority has initiated, conducted or intends to initiate any such notice or action. The Company has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other similar action from the FDA or other Governmental Authority alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and has no knowledge that the FDA or any other such Governmental Authority is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding. Each regulatory submission for the Company’s products has been filed, cleared and maintained in compliance with all Applicable Laws and Authorizations, including without limitation applicable federal statutes, rules, regulations or orders administered or promulgated by the FDA or other Governmental Authority, and all laboratory and clinical studies, and tests currently being conducted and that support clearance of its products are or have been conducted in compliance with all Applicable Laws and Authorizations. No filing or submission to the FDA or any other Governmental Authority, contains any material omission or false information, and the Company has not received any notices or correspondence from any Governmental Authority (including, but not limited to, the FDA) requiring suspension of any studies, tests, or clinical trials conducted or currently being conducted by or on behalf of the Company. The Company is not aware of any facts which are reasonably likely to cause (i) the nonapproval or non-clearance, withdrawal, or recall of any products sold or intended to be sold by the Company, (ii) a change in the marketing classification or labeling of any such products, (iii) a termination or suspension of marketing clearance of any such products, or clinical trials being conducted by or on behalf of the Company or (iv) a suspension or revocation of any of the Company’s Authorizations. The Company has not received notice (whether complete or pending) of any proceeding seeking recall, suspension or seizure of any products sold or proposed to be sold by the Company. The clinical trials and tests conducted by or on behalf of the Company that are described in the the Registration Statements, the General Disclosure Package, the Prospectus and the Preliminary Prospectuses, or the results of which are referred to in the Registration Statements, the General Disclosure Package, the Prospectus and the Preliminary Prospectuses, if any, are the only clinical trials and tests currently being conducted by or on behalf of the Company, and, to the best of the Company’s knowledge, such studies and tests were and, if still pending, are being conducted in accordance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards; and the descriptions of the results of clinical trials and tests contained in the Registration Statements, the General Disclosure Package, the Prospectus and the Preliminary Prospectuses are accurate and complete in all material respects and fairly present the data derived from such studies and tests. Except as described in the the Registration Statements, the General Disclosure Package, the Prospectus and the Preliminary Prospectuses, the Company has no knowledge of any other clinical trials or tests, the results of which are inconsistent with or otherwise call into question the results of the clinical trials and tests described therein.

Any certificate signed by or on behalf of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.
3. Purchase Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company that number of shares of Firm Stock (rounded up or down, as determined by the Representatives in their discretion, in order to avoid fractions) obtained by multiplying [___] shares of Firm Stock by a fraction the numerator of which is the number of shares of Firm Stock set forth opposite the name of such Underwriter in Schedule A hereto and the denominator of which is the total number of shares of Firm Stock.
     The purchase price per share to be paid by the Underwriters to the Company or the Stock will be $[___] per share (the “Purchase Price”).
     The Company will deliver the Firm Stock to the Representatives for the respective accounts of the several Underwriters, through the facilities of The Depositary Trust Company or, at the election of the Representatives, in the form of definitive certificates, in each such case, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York time, on the second (2nd) full business day preceding the First Closing Date (as defined below)) against payment of the aggregate Purchase Price therefor by wire transfer in federal (same day) funds to an account at a bank acceptable to the Representatives payable to the order of the Company, all at the offices of Heller Ehrman LLP, 4350 La Jolla Village Drive, 7th Floor, San Diego, CA 92122-1246. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder. The time and date of the delivery and closing shall be at 10:00 A.M., New York time, on [___], 2006, in accordance with Rule 15c6-1 of the Exchange Act. The time and date of such payment and delivery are herein referred to as the “First Closing Date”. The First Closing Date and the location of delivery of, and the form of payment for, the Firm Stock may be varied by agreement between the Company and the Representatives.
     The Company, in the event the Representatives elect to have the Underwriters take delivery of definitive certificates instead of delivery from the Company of the certificates through the facilities of The Depository Trust Company, shall make certificates for the Firm Stock available to the Representatives for examination on behalf of the Underwriters in New York, New York at least one (1) full business day prior to the First Closing Date.
     For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Stock as contemplated by the Prospectus, the Underwriters may purchase all or less than all of the Optional Stock. The price per share to be paid for the Optional Stock shall be the Purchase Price. The Company agrees to sell to the Underwriters the number of shares of Optional Stock specified in the written notice delivered by the Representatives to the Company described below and the Underwriters agree, severally and not jointly, to purchase such shares of Optional Stock. Such shares of Optional Stock shall be purchased from the Company for the account of each Underwriter in the same proportion as the number of shares of Firm Stock set forth opposite such Underwriter’s name on Schedule A bears to the total number of shares of Firm Stock (subject to adjustment by the Representatives to eliminate fractions). The option granted hereby may be exercised as to all or any part of the Optional Stock at any time, and from time to time, not more than thirty (30) days subsequent to the date of this Agreement. No Optional Stock shall be sold and delivered unless the Firm Stock previously has been, or simultaneously is, sold and delivered. The right to purchase the Optional Stock or any portion thereof may be surrendered and terminated at any time upon notice by the Representatives to the Company.
     The option granted hereby may be exercised by written notice being given to the Company by the Representatives setting forth the number of shares of the Optional Stock to be purchased by the Underwriters and the date and time for delivery of and payment for the Optional Stock. Each date and time for delivery of and payment for the Optional Stock (which may be the First Closing Date, but not earlier) is herein called the “Option Closing Date” and shall in no event be earlier than two (2) business days nor later than five (5) business days after written notice is given. (The Option Closing Date and the First Closing Date are herein called the “Closing Dates”.)
     The Company will deliver the Optional Stock to the Representatives for the respective accounts of the several Underwriters in the case of the Company, through the facilities of The Depositary Trust Company or, at the election of the Representatives, in the form of definitive certificates, in each such case, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York time, on the second (2nd) full business day preceding the Option Closing Date (as defined below)) against payment of the aggregate Purchase Price therefor by wire transfer in federal (same day) funds to, an account at a bank acceptable to the Representatives payable to the order of the Company, all at the offices of Heller Ehrman LLP, 4350 La Jolla Village Drive, 7th Floor, San Diego, CA 92122-1246. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder. The Company, in the event the Representatives elect to have the Underwriters take delivery of definitive certificates instead of delivery from the Company of the certificates through the facilities of The Depository Trust Company, shall make the certificates for the Optional Stock available to the Representatives for examination on behalf of the Underwriters in New York, New York not later than 10:00 A.M., New York Time, at least one (1) full business day prior to the Option Closing Date. The Option Closing Date and the location of delivery of, and the form of payment for, the Optional Stock may be varied by agreement between the Company and the Representatives.
     The several Underwriters propose to offer the Stock for sale upon the terms and conditions set forth in the Prospectus.
4. Further Agreements Of The Company
     (I) Further Agreements Of The Company. The Company agrees with the several Underwriters:
(a) To prepare the Rule 462(b) Registration Statement, if necessary, in a form approved by the Representatives and file such Rule 462(b) Registration Statement with the Commission on the date hereof; to prepare the Prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on rules 430A, and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the second business (2nd) day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A of the Rules and Regulations; to notify the Representatives immediately of the Company’s intention to file or prepare any supplement or amendment to any Registration Statement or to the Prospectus and to make no amendment or supplement to the Registration Statements, the General Disclosure Package or to the Prospectus to which the Representatives shall reasonably object by notice to the Company after a reasonable period to review; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to any Registration Statement has been filed or becomes effective or any supplement to the General Disclosure Package or the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) or 163(b)(2), as the case may be; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statements, the General Disclosure Package or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or suspending any such qualification, and promptly to use its best efforts to obtain the withdrawal of such order.
(b) The Company represents and agrees that, unless it obtains the prior consent of the Representative, it has not made and will not, hereof, make any offer relating to the Stock that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act unless the prior written consent of the Representatives has been received (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Representatives hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectuses included in Schedule [___] hereto. The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, comply with the requirements of Rules 164 and 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and will not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder. The Company will satisfy the condition in Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.
(c) If at any time prior to the expiration of nine (9) months after the later of (i) the latest effective date of the Registration Statement or (ii) the date of the Prospectus, when a prospectus relating to the Stock is required to be delivered (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) any event occurs or condition exists as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made when the Prospectus is delivered (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), not misleading, or if it is necessary at any time to amend or supplement any Registration Statement or the Prospectus to comply with the Securities Act, that the Company will promptly notify the Representatives thereof and upon their request will prepare an appropriate amendment or supplement in form and substance satisfactory to the Representatives which will correct such statement or omission or effect such compliance and will use its best efforts to have any amendment to any Registration Statement declared effective as soon as possible. The Company will furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of such amendment or supplement. In case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) relating to the Stock nine (9) months or more after the later of (i) the latest effective date of the Registration Statement or (ii) the date of the Prospectus, the Company upon the request of the Representatives will prepare promptly an amended or supplemented Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act and deliver to such Underwriter as many copies as such Underwriter may request of such amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act.
(d) If the General Disclosure Package is being used to solicit offers to buy the Stock at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, or to make the statements therein not conflict with the information contained in the Registration Statement then on file and not superseded or modified, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will prepare, file with the Commission (if required) and furnish to the Underwriters and any dealers an appropriate amendment or supplement to the General Disclosure Package.
(e) If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event of development as a result of which such Issuer Free Writing Prospectus conflicted or will conflict with the information contained in the Registration Statement, Pricing Prospectus or Prospectus and not superseded or modified or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company has promptly notified or will promptly notify the Representatives so that any use of the Issuer Free Writing Prospectus may cease until it is amended or supplemented and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.
(f) To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of each of the Registration Statements as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.
(g) To deliver promptly to the Representatives in New York City such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statements as originally filed with the Commission (in each case excluding exhibits), (ii) each Preliminary Prospectus, (iii) any Issuer Free Writing Prospectus, (iv) the Prospectus (the delivery of the documents referred to in clauses (i), (ii), (iii) and (iv) of this paragraph (g) to be made not later than 10:00 A.M., New York time, on the business day following the execution and delivery of this Agreement), (v) conformed copies of any amendment to the Registration Statement (excluding exhibits) and (vi) any amendment or supplement to the General Disclosure Package or the Prospectus (the delivery of the documents referred to in clauses (v) and (vi) of this paragraph (g) to be made not later than 10:00 A.M., New York City time, on the business day following the date of such amendment or supplement).
(h) To make generally available to its shareholders as soon as practicable, but in any event not later than eighteen (18) months after the effective date of each Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and the Company Subsidiary (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158); and to furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and as soon as possible after each of the first three fiscal quarters of each fiscal year (beginning with the first fiscal quarter after the effective date of such Registration Statement), consolidated summary financial information of the Company and the Company Subsidiary for such quarter in reasonable detail.
(i) To take promptly from time to time such actions as the Representatives may reasonably request to qualify the Stock for offering and sale under the securities or Blue Sky laws of such jurisdictions (domestic or foreign) as the Representatives may designate and to continue such qualifications in effect, and to comply with such laws, for so long as required to permit the offer and sale of Stock in such jurisdictions; provided that the Company and the Company Subsidiary shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction.
(j) Upon request, during the period of five (5) years from the date hereof, to deliver to each of the Underwriters, (i) as soon as they are available, copies of all reports or other communications furnished to shareholders, and (ii) as soon as they are available, copies of any reports and financial statements furnished or filed with the Commission or any national securities exchange or automatic quotation system on which the Stock is listed or quoted.
(k) That the Company will not, for a period of one hundred eighty (180) days from the date of the Prospectus, (the “Lock-Up Period”) without the prior written consent of the Representatives, directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, other than the Company’s sale of the Stock hereunder and the issuance of restricted Common Stock or options to acquire Common Stock pursuant to the Company’s employee benefit plans, qualified stock option plans or other employee compensation plans as such plans are in existence on the date hereof and described in the Prospectus and the issuance of Common Stock pursuant to the valid exercises of options, warrants or rights outstanding on the date hereof. The Company will cause each officer, director, shareholder, optionholder and warrantholder listed in Schedule C to furnish to the Representatives, prior to the First Closing Date, a letter, substantially in the form of Exhibit A hereto, pursuant to which each such person shall agree, among other things, not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, not to engage in any swap or other agreement or arrangement that transfers, in whole or in part, directly or indirectly, the economic risk of ownership of Common Stock or any such securities and not to engage in any short selling of any Common Stock or any such securities, during the Lock-Up Period, without the prior written consent of the Representatives. The Company also agrees that during such period, the Company will not file any registration statement, preliminary prospectus or prospectus, or any amendment or supplement thereto, under the Securities Act for any such transaction or which registers, or offers for sale, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, except for a registration statement on Form S-8 relating to employee benefit plans. The Company hereby agrees that (i) if it issues an earnings release or material news, or if a material event relating to the Company occurs, during the last seventeen (17) days of the Lock-Up Period, or (ii) if prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this paragraph (k) or the letter shall continue to apply until the expiration of the eighteen (18)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.
(l) To supply the Representatives with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Stock under the Securities Act or any of the Registration Statements, any Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto or document incorporated by reference therein.
(m) Prior to each of the Closing Dates, to furnish to the Representatives, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statements and the Prospectus.
(n) Prior to the latest of the Closing Dates, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Representatives are notified), without the prior written consent of the Representatives, unless in the judgment of the Company and its counsel, and after notification to the Representatives, such press release or communication is required by law.
(o) Until one of the Representatives shall have notified the Company of the completion of the resale of the Stock, that the Company will not, and will cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Stock, or attempt to induce any person to purchase any Stock; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Stock.
(p) Not to take any action prior to latest of the Closing Dates which would require the Prospectus to be amended or supplemented pursuant to Section 4(c).
(q) To at all times comply with all applicable provisions of the Sarbanes-Oxley Act in effect from time to time.
(r) To apply the net proceeds from the sale of the Stock as set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the heading “Use of Proceeds.”
(s) In connection with the Directed Share Program, to ensure that the Directed Shares will be restricted to the extent required by the NASD or the NASD Rules from sale, transfer, assignment, pledge or hypothecation for a period of three (3) months following the effective date of the offering. The Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time.
(t) To pay all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program.
(u) To comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.
(v) To use its best efforts to list, subject to notice of issuance, the Stock on the effect and maintain the quotation of the Stock on the Nasdaq NM.

(w) To use its best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to each Closing Date and to satisfy all conditions precedent to the delivery of the Firm Stock and the Optional Stock.
5. Payment of Expenses. The Company agrees to pay, or reimburse if paid by any Underwriter or the Designated Underwriter, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated: (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Stock and any taxes payable in that connection; (b) the costs incident to the Registration of the Stock under the Securities Act; (c) the costs incident to the preparation, printing and distribution of the Registration Statements, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package, the Prospectus, any amendments, supplements and exhibits thereto and the costs of printing, reproducing and distributing the “Agreement Among Underwriters” between the Representatives and the Underwriters, the Master Selected Dealers’ Agreement, the Underwriters’ Questionnaire, this Agreement and any closing documents by mail, telex or other means of communications; (d) the fees and expenses (including related fees and expenses of counsel for the Underwriters) incurred in connection with securing any required review by the NASD of the terms of the sale of the Stock and any filings made with the NASD; (e) any applicable listing, quotation or other fees; (f) the fees and expenses (including related fees and expenses of counsel to the Underwriters) of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 4(I)(i)) and of preparing, printing and distributing wrappers, Blue Sky Memoranda and Legal Investment Surveys; (g) the cost of preparing and printing stock certificates; (h) all fees and expenses of the registrar and transfer agent of the Stock; (i) all fees and expenses of the Designated Underwriter incurred in connection with the Directed Share Program, including all fees and disbursements of its counsel, stamp duties, similar taxes or duties or other taxes incurred in connection with the Directed Share Program; and (j) all other costs and expenses incident to the offering of the Stock or the performance of the obligations of the Company under this Agreement, including the costs and expenses of the Company and the Underwriters relating to any investor presentations on any “road show” presentations undertaken in connection with marketing of the Firm Stock and Option Stock; provided that, except to the extent otherwise provided in this Section 5 and in Sections 9 and 10, the Underwriters shall pay the fees and expenses of their counsel, any transfer taxes on the resale of any Stock by them and the expenses of advertising any offering of the Stock made by the Underwriters.
6. Conditions of Underwriters’ Obligations. The respective obligations of the several Underwriters hereunder are subject to the accuracy, when made and on the Applicable Time and on such Closing Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:
(a) No stop order suspending the effectiveness of any Registration Statement or any part thereof, preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus or any part thereof shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been initiated or threatened by the Commission and all requests for additional information on the part of the Commission (to be included in the Registration Statements or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives; the Rule 462(b) Registration Statement, if any, each Issuer Free Writing Prospectus and the Prospectus shall have been filed with, the Commission within the applicable time period prescribed for such filing by, and in compliance with, the Rules and Regulations and in accordance with Section 4(I)(a), and the Rule 462(b) Registration Statement, if any, shall have become effective immediately upon its filing with the Commission; and the NASD shall have raised no objection to the fairness and reasonableness of the terms of this Agreement or the transactions contemplated hereby.
(b) None of the Underwriters shall have discovered and disclosed to the Company on or prior to such Closing Date that any Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the General Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of such counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary in order to make the statements, in the light of the circumstances in which they were made, not misleading.

(c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Agreement the Stock, the Registration Statements, the General Disclosure Package, each Issuer Free Writing Prospectus and the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.
(d) Heller Ehrman LLP shall have furnished to the Representatives such counsel’s written opinion, as counsel to the Company, addressed to the Underwriters and dated such Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:
(i)	The Company and the Company Subsidiary have been duly incorporated and are validly existing as corporations or other legal entities in good standing under the laws of their respective jurisdictions of organization and have all power and authority necessary to own their respective properties and to conduct the businesses in which they are engaged as described in the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement.

(ii)	The Company and the Company Subsidiary are duly qualified to do business and are in good standing as foreign corporations in California and [Frankfurt, Germany], respectively, and in each jurisdiction in which their respective ownership, lease or operation of property or the conduct of their respective businesses requires such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any jurisdiction.

(iii)	The Company has an authorized capitalization as set forth in the General Disclosure Package and the Prospectus, and all of the shares of capital stock of the Company as shown on the Company’s stock records as issued and outstanding have been duly and validly authorized and issued, are fully paid and nonassessable and free and clear of any preemptive or other similar rights arising under applicable law, the charter or by-laws of the Company or any agreement or instrument that is material to the Company; and the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the General Disclosure Package and the Prospectus.

(iv)	The Stock has been duly and validly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and nonassessable and free and clear of any preemptive or other similar rights arising under applicable law, the charter or by-laws of the Company or any agreement or instrument that is material to the Company. The form of certificate used to evidence the Stock complies in all material respects with all applicable statutory requirements, all applicable requirements of the charter and by-laws of the Company and all applicable requirements of the Nasdaq.

(v)	All the issued shares of capital stock (or analogous ownership interests, as applicable) of the Company Subsidiary have been duly and validly authorized and issued, are fully paid and nonassessable and, except to the extent set forth in the General Disclosure Package, are owned by the Company directly or indirectly through one or more wholly-owned subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party; and none of the outstanding shares of capital stock (or analogous ownership interests, as applicable) of the Company Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of the Company Subsidiary.

(vi)	There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company’s charter or by-laws or any agreement or other instrument known to such counsel.

(vii)	This Agreement has been duly authorized, executed and delivered by the Company.

(viii)	The execution, delivery and performance of this Agreement by the Company, the issuance and sale of the Stock and the consummation by the Company of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, constitute a default under any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or the Company Subsidiary is a party or by which the Company or the Company Subsidiary is bound or to which any of the properties or assets of the Company or the Company Subsidiary is subject, nor will such actions result in any violation of the charter or by-laws (or analogous governing instruments, as applicable) of the Company or of the Company Subsidiary or any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body having jurisdiction over the Company or the Company Subsidiary or any of their properties or assets.

(ix)	Except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing, qualification or registration with, any court or governmental agency or body, which has not been obtained or taken and is not in full force and effect, is required for the execution, delivery and performance of this Agreement by the Company, the offer, issue and sale of the Stock or the consummation by the Company of the transactions contemplated hereby.

(x)	The statements under the heading “Risk Factors-___, “Business-Government Regulation,” “Business-Litigation,” “Management,” “Description of Capital Stock,” “Related Party Transactions,” “Shares Eligible for Future Sale”, “Certain Federal Income Tax Considerations” and “[ ]” in the Registration Statement under Items 14 and 15 of Part II, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate in all material respects and accurately present the information with respect to such documents and matters., “Litigation” and “Government Regulation” in the Prospectus (and any similar section or information contained in the General Disclosure Package), to the extent that such statements purport to constitute summaries of matters of law or regulation, legal conclusions or legal proceedings or summaries of documents referred to therein, have been reviewed by such counsel and fairly summarize the matters described therein in all material respects.

(xi)	The description in the Registration Statement, the General Disclosure Package and the Prospectus of statutes, legal or governmental proceedings and contracts and other documents are accurate in all material respects; and to the best of such counsel’s knowledge, other than as set forth in the General Disclosure Package, there are no pending legal or governmental proceedings or contracts or other documents to which the Company or the Company Subsidiary is a party or to which the property of the Company or the Company Subsidiary is subject that are required to be described in the General Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statements.

(xii)	To the best of such counsel’s knowledge, neither the Company nor the Company Subsidiary (i) is in violation of its charter or by-laws (or analogous governing instrument, as applicable), (ii) is in default, and no event has occurred, which, with notice or lapse of time or both, would constitute a default, in the due performance or observance of any term, covenant or condition contained in any agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any law, statute, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business as described in the General Disclosure Package and the Prospectus except, in the case of clauses (ii) and (iii), for those defaults, violations or failures which, either individually or in the aggregate, would not have a Material Adverse Effect.

(xiii)	To the best of such counsel’s knowledge and other than as set forth in the General Disclosure Package, there are no legal or governmental proceedings pending to which the Company or the Company Subsidiary is a party or of which any property or asset of the Company or the Company Subsidiary is the subject which, singularly or in the aggregate, if determined adversely to the Company or the Company Subsidiary, might have a Material Adverse Effect or would prevent or adversely affect the ability of the Company to perform its obligations under this Agreement; and, to the best of such counsel’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(xiv)	Each Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, the Rule 462(b) Registration Statement, if any, was filed with the Commission on the date specified therein and became effective immediately upon such filing, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) and in compliance with Rules 430A and 430B of the Rules and Regulations on the date specified in such opinion and no stop order suspending the effectiveness of any Registration Statement or any part thereof has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission.

(xv)	The Registration Statements and any amendments thereto made by the Company prior to such Closing Date (other than the financial statements and other financial data contained therein, as to which such counsel need express no opinion), as of their respective effective dates, the date of the first use of the Prospectus, and the date of this Agreement complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; the Pricing Prospectus (other than the finance statements and other financial data contained therein, as to which such counsel need express no opinion), as of the Applicable Time, complied as to form in all material respects with the requirements of the Securities Act; and the Prospectus and any amendments or supplements thereto made by the Company prior to such Closing Date (other than the financial statements and other financial data contained therein, as to which such counsel need express no opinion), as of the respective date thereof, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations.

(xvi)	To the best of such counsel’s knowledge, no person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statements or otherwise except as set forth in the General Disclosure Package and except for persons and entities who have expressly waived such right or who have been given proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right.

(xvii)	The Company is not, and after giving effect to the offering and sale of the Stock and the application of the proceeds thereof as described in the General Disclosure Package and the Prospectus will not be, an “investment company” within the meaning of such term as defined in the Investment Company Act and the rules and regulations of the Commission thereunder.
(xviii)	Any required filing of each Issuer Free Writing Prospectus pursuant to Rule 433 under the Securities Act has been made within the time period required by Rule 433(d) under the Securities Act.
     Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated such Closing Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statements, the General Disclosure Package and the Prospectus, and each amendment or supplement thereto made by the Company prior to such Closing Date, (y) based on such counsel’s examination of the Registration Statements, the General Disclosure Package and the Prospectus, and each amendment or supplement thereto made by the Company prior to such Closing Date, and such counsel’s investigations made in connection with the preparation of the Registration Statements, the General Disclosure Package and the Prospectus, and each amendment or supplement thereto made by the Company prior to such Closing Date, and “conferences with certain officers and employees of and with auditors for and counsel to the Company,” such counsel has no reason to believe that the Registration Statements or any amendment thereto, as of their respective effective dates, the date of the first use of the Prospectus and the date of this Agreement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto, at the respective date thereof or at such Closing Date, contained or contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the documents included in the General Disclosure Package, all considered together, as of the Applicable Time, contained or contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading,; or (II) any document incorporated by reference in the Prospectus, when they were filed with the Commission contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statements, the General Disclosure Package or the Prospectus. The foregoing statement may be qualified by a statement to the effect that such counsel has not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statements, the General Disclosure Package or the Prospectus and takes no responsibility therefor except to the extent set forth in the opinion described in clauses (x) and (xi) above.
(e) The Representatives shall have received from [          ], regulatory counsel for the Company, such opinion or opinions, dated such Closing Date, substantially in the form attached hereto as Exhibit B, and the Company shall have furnished to such counsel such documents as they request for enabling them to pass upon such matters.
(f) The Representatives shall have received from Heller Ehrman LLP, patent counsel for the Company, such opinion or opinions, dated such Closing Date, substantially in the form attached hereto as Exhibit C, and the Company shall have furnished to such counsel such documents as they request for enabling them to pass upon such matters.
(g) The Representatives shall have received from Wilson Sonsini Goodrich & Rosati, P.C., counsel for the Underwriters, such opinion or opinions, dated such Closing Date, substantially in the form attached hereto as Exhibit D, and the Company shall have furnished to such counsel such documents as they request for enabling them to pass upon such matters.
(h) At the time of the execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a letter, addressed to the Underwriters, executed and dated such date, in form and substance satisfactory to the Representatives (i) confirming that they an independent registered accounting firm with respect to the Company and the Company Subsidiary within the meaning of the Securities Act and the

Rules and Regulations and PCAOB and (ii) stating the conclusions and findings of such firm, of the type ordinarily included in accountants’ “comfort letters” to underwriters, with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statements, the General Disclosure Package and the Prospectus.
(i) On the effective date of any post-effective amendment to any Registration Statement and on such Closing Date, the Representatives shall have received a letter (the “bring-down letter”) from Ernst & Young LLP addressed to the Underwriters and dated such Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the General Disclosure Package and the Prospectus, as the case may be, as of a date not more than three (3) business days prior to the date of the bring-down letter), the conclusions and findings of such firm, of the type ordinarily included in accountants’ “comfort letters” to underwriters, with respect to the financial information and other matters covered by its letter delivered to the Representatives concurrently with the execution of this Agreement pursuant to paragraph (h) of this Section 6.
(j) The Company shall have furnished to the Representatives a certificate, dated such Closing Date, of its Chairman of the Board, its President or a Vice President and its chief financial officer stating that (i) such officers have carefully examined the Registration Statement, the General Disclosure Package, any Permitted Free Writing Prospectus and the Prospectus and, in their opinion, the Registration Statements and each amendment thereto, as of their respective effective dates and the date of first use of the Prospectus and as of such Closing Date did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the General Disclosure Package, as of the Applicable Time and as of such Closing Date, any Permitted Free Writing Prospectus as of its date and as of such Closing Date, the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of such Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, (ii) since the effective date of the Initial Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statements, the General Disclosure Package or the Prospectus, (iii) to the best of their knowledge after reasonable investigation, as of such Closing Date, the representations and warranties of the Company in this Agreement are true and correct and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date, and (iv) there has not been, subsequent to the date of the most recent audited financial statements included in the General Disclosure Package, any material adverse change in the financial position or results of operations of the Company and the Company Subsidiary, or any change or development that, singularly or in the aggregate, would involve a material adverse change or a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company and the Company Subsidiary taken as a whole, except as set forth in the Prospectus.
(k) Since the date of the latest audited financial statements included in the General Disclosure Package, (i) neither the Company nor the Company Subsidiary shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the General Disclosure Package, and (ii) there shall not have been any change in the capital stock or long-term debt of the Company or the Company Subsidiary, or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders’ equity or results of operations of the Company and the Company Subsidiary, otherwise than as set forth in the General Disclosure Package, the effect of which, in any such case described in clause (i) or (ii) of this paragraph (k), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Stock on the terms and in the manner contemplated in the General Disclosure Package.
(l) No action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would prevent the issuance or sale of the Stock or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Stock or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company.
(m) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the Company’s corporate credit rating or the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), the Company’s corporate credit rating or the rating of any of the Company’s debt securities.
(n) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, Nasdaq NM or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited, or minimum or maximum prices or maximum range for prices shall have been established on any such exchange or such market by the Commission, by such exchange or market or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities, or the subject of an act of terrorism, or there shall have been an outbreak of or escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the sale or delivery of the Stock on the terms and in the manner contemplated in the General Disclosure Package and the Prospectus.
(o) The Nasdaq NM shall have approved the Stock for inclusion therein, subject only to official notice of issuance and evidence of satisfactory distribution.
(p) The Representatives shall have received the written agreements, substantially in the form of Exhibit A hereto, of the officers, directors, shareholders, optionholders and warrantholders of the Company.
     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.
7. Indemnification and Contribution.
(a) The Company and the Company Subsidiary, jointly and severally, shall indemnify and hold harmless:
each Underwriter, its directors, officers, managers, members, employees, representatives and agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Underwriter Indemnified Parties,” and each an “Underwriter Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Underwriter Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (B) the omission or alleged omission to state in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule

433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading or (C) any act or failure to act, or any alleged act or failure to act, by any Underwriter in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, expense, liability, action, investigation or proceeding arising out of or based upon matters covered by subclause (A) or (B) above of this Section 7(a) (provided that the Company and the Company Subsidiary shall not be liable in the case of any matter covered by this subclause (C) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, expense or liability resulted directly from any such act or failure to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter Indemnified Party promptly upon demand for any legal fees or other expenses reasonably incurred by that Underwriter Indemnified Party in connection with investigating, or preparing to defend, or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding, as such fees and expenses are incurred; provided, however, that the Company and the Company Subsidiary shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement in, or omission or alleged omission from any Preliminary Prospectus, any Registration Statement or the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for use therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 17).
The Designated Underwriter and its directors, officers, managers, members, employees, representatives and agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Designated Underwriter Indemnified Parties,” and each a “Designated Underwriter Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which that Designated Underwriter Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program, (B) the omission or alleged omission to state in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (C) the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; or (D) any other loss, claim, damage, expense, liability, action, investigation or proceeding related to, in respect of, arising out of, or in connection with the Directed Share Program, and shall reimburse each Designated Underwriter Indemnified Party promptly upon demand for any legal fees or other expenses reasonably incurred by that Designated Underwriter Indemnified Party in connection with investigating, or preparing to defend, or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding, as such fees and expenses are incurred; provided, however, that the Company the Company Subsidiary shall not be liable under clause (ii) of this paragraph for any losses, claims, damages or liabilities (or expenses relating thereto) to the extent that it is judicially determined in a final judgment by a court of competent jurisdiction to have resulted directly from the willful misconduct or gross negligence of the Designated Underwriter.
(b) Each indemnity agreement in Section 7(a) is not exclusive and is in addition to each other indemnity agreement in Section 7(a) and each other liability which the Company and the Company Subsidiary might have under this Agreement or otherwise, and shall not limit any rights or remedies which may otherwise be available under this Agreement, at law or in equity to any Underwriter Indemnified Party or Designated

Underwriter Indemnified Party. Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company and its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Company Indemnified Parties” and each a “Company Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Company Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for use therein, which information the parties hereto agree is limited to the Underwriter’s Information as defined in Section 17, and shall reimburse the Company for any legal or other expenses reasonably incurred by such party in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability, action, investigation or proceeding, as such fees and expenses are incurred. This indemnity agreement is not exclusive and will be in addition to any liability which the Underwriters might otherwise have and shall not limit any rights or remedies which may otherwise be available under this Agreement, at law or in equity to the Company Indemnified Parties.
(c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify such indemnifying party in writing of the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense of such action with counsel reasonably satisfactory to the indemnified party (which counsel shall not, except with the written consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to the indemnified party of its election to assume the defense of such action, except as provided herein, the indemnifying party shall not be liable to the indemnified party under Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of such action other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense of such action but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized in writing by the Company in the case of a claim for indemnification under Section 7(a) or the Representatives in the case of a claim for indemnification under Section 7(b), (ii) such indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party within a reasonable period of time after notice of the commencement of the action or the indemnifying party does not diligently defend the action after assumption of the defense, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of (or, in the case of a failure to diligently defend the action after assumption of the defense, to continue to defend) such action on behalf of such indemnified party and the indemnifying party shall be responsible for legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such action; provided, however, that except for liability for the fees and expenses of separate counsel for Designated Underwriter Indemnified Parties, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties (in addition to any local counsel), which firm shall be designated in writing by the Representatives if the indemnified parties under this Section 7 consist of any Underwriter Indemnified Party or by the Company if the indemnified parties under this Section 7 consist of any Company Indemnified Parties. Subject to this Section 7(c), the amount payable by an indemnifying party under Section 7 shall include, but not be limited to, (x) reasonable legal fees and expenses of counsel to the indemnified party and any other expenses in investigating, or preparing to defend or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any action, investigation, proceeding or claim, and (y) all amounts paid in settlement of any of the foregoing. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of judgment with respect to any pending or threatened action or any claim whatsoever, in respect of which indemnification or contribution could be sought under this Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party in form and substance reasonably satisfactory to such indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. Subject to the provisions of the following sentence, no indemnifying party shall be liable for settlement of any pending or threatened action or any claim whatsoever that is effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with its written consent, if its consent has been unreasonably withheld or delayed or if there be a judgment for the plaintiff in any such matter, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Sections 7(a) or 7(b) effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to Section 70 hereof in respect of such action or proceeding, then, in addition to the foregoing, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for the Designated Underwriter (and the directors, officers, managers, member, employees, representatives and agents of, and all persons, if any, who control the Designated Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program.
(d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a), 7(b) or 7(c), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid, payable or otherwise incurred by such indemnified party as a result of such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof), as incurred, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Company Subsidiary on the one hand and the Underwriters on the other from the offering of the Stock, or (ii) if the allocation provided by clause (i) of this Section 7(d) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) of this Section 7(d) but also the relative fault of the Company and the Company Subsidiary on the one hand and the Underwriters on the other with respect to the statements, omissions, acts or failures to act which resulted in such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Company and the Company Subsidiary on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company and the Company Subsidary bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Stock purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Company Subsidary on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Company Subsidary on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement, omission, act or failure to act; provided that the parties hereto agree that the written information furnished to the Company through the Representatives by or on behalf of the Underwriters for use in the Preliminary Prospectus, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, consists solely of the Underwriter’s Information as defined in Section 18. The Company and the Company Subsidary and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage, expense, liability, action, investigation or proceeding referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding. Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public were offered to the public less the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement, omission or alleged omission, act or alleged act or failure to act or alleged failure to act or in connection with its participation as a Designated Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 7(d) are several in proportion to their respective underwriting obligations and not joint.
8. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives, in their absolute discretion by notice given to the Company prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Sections 6(k), 6(m) or 6(n) have occurred or if the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.
9. Reimbursement of Underwriters’ Expenses. Notwithstanding anything to the contrary in this Agreement, if (a) this Agreement shall have been terminated pursuant to Section 8 or 10, (b) the Company shall fail to tender the Stock for delivery to the Underwriters for any reason not permitted under this Agreement, (c) the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement or (d) the sale of the Stock is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of the refusal, inability or failure on the part of the Company to perform any agreement herein or to satisfy any condition or to comply with the provisions hereof, then in addition to the payment of amounts in accordance with Section 5, the Company shall reimburse the Underwriters for the fees and expenses of Underwriters’ counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company shall pay the full amount thereof to the Representatives; provided that if this Agreement is terminated pursuant to Section 10 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of expenses to the extent incurred by such defaulting Underwriter.
10. Substitution of Underwriters. If any Underwriter or Underwriters shall default in its or their obligations to purchase shares of Stock hereunder on any Closing Date and the aggregate number of shares which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of shares to be purchased by all Underwriters on such Closing Date, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the shares which such defaulting Underwriter or Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters shall so default and the aggregate number of shares with respect to which such default or defaults occur is more than ten percent (10%) of the total number of shares to be purchased by all Underwriters on such Closing Date and arrangements satisfactory to the Representatives and the Company for the purchase of such shares by other persons are not made within forty-eight (48) hours after such default, this Agreement shall terminate.
     If the remaining Underwriters or substituted Underwriters are required hereby or agree to take up all or part of the shares of Stock of a defaulting Underwriter or Underwriters on such Closing Date as provided in this Section 10, (i) the Company shall have the right to postpone such Closing Dates for a period of not more than five (5) full business days in order that the Company may effect whatever changes may thereby be made necessary in the Registration Statements or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statements or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of shares to be purchased by the remaining Underwriters or substituted Underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of its liability to the Company or the other Underwriters for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of any non-defaulting Underwriter, the Company Subsidiary or the Company, except that the representations, warranties, covenants, indemnities, agreements and other statements set forth in Section 2, the obligations with respect to expenses to be paid or reimbursed pursuant to Sections 5 and 9 and the provisions of Section 7 and Sections 0 through 22, inclusive, shall not terminate and shall remain in full force and effect.
12. Absence of Fiduciary Relationship. The Company acknowledges and agrees that:
(a) each Underwriter’s responsibility to the Company is solely contractual in nature, the Representatives have been retained solely to act as underwriters in connection with the sale of the Stock and no fiduciary, advisory or agency relationship between the Company and the Representatives has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether any of the Representatives has advised or is advising the Company on other matters;
(b) the price of the Stock set forth in this Agreement was established by the Company following discussions and arms-length negotiations with the Representatives, and the Company is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;
(c) it has been advised that the Representatives and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Representatives have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and
(d) it waives, to the fullest extent permitted by law, any claims it may have against the Representatives for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Representatives shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.
13. Successors; Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company, the Company Subsidiary and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, other than the persons mentioned in the preceding sentence, any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company and the Company Subsidiary contained in this Agreement shall also be for the benefit of the Underwriter Indemnified Parties, the Designated Underwriter Indemnified Parties, and the indemnities of the several Underwriters shall be for the benefit of the Company Indemnified Parties. It is understood that each Underwriter’s responsibility to the Company is solely contractual in nature and the Underwriters do not owe the Company, or any other party, any fiduciary duty as a result of this Agreement. No purchaser of any of the Stock from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

14. Survival of Indemnities, Representations, Warranties, etc. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company, the Company Subsidiary and the several Underwriters, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company Subsidiary, the Company or any person controlling any of them and shall survive delivery of and payment for the Stock. Notwithstanding any termination of this Agreement, including without limitation any termination pursuant to Section 8 or Section 10, the indemnities, covenants, agreements, representations, warranties and other statements forth in Sections 2, 5, 7 and 9 and Sections 0 through 22, inclusive, of this Agreement shall not terminate and shall remain in full force and effect at all times.
15. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:
(a) if to the Underwriters, shall be delivered or sent by mail, telex, facsimile transmission or email to Cowen & Co., LLC, Attention: [___], Fax: 212-[___] and email [___]@cowen.com and Lazard Capital Markets LLC, Attention: [___], Fax: 212-[___] and email [___]@___; and
(b) if to the Company or to the Company Subsidary shall be delivered or sent by mail, telex, facsimile transmission or email to [___] Attention: [___], Fax: [___], email [___].
provided, however, that any notice to an Underwriter pursuant to Section 7 shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof, except that any such statement, request, notice or agreement delivered or sent by email shall take effect at the time of confirmation of receipt thereof by the recipient thereof.
16. Definition of Certain Terms. For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading and (b) “subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations.
17. Governing Law, Agent For Service and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including without limitation Section 5-1401 of the New York General Obligations. The Company and the Company Subsidiary irrevocably appoints [insert name of agent], with offices at [insert address of NY office] (and its successors) as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company or the Company Subsidiary by the person serving the same to the address provided in Section 15, shall be deemed in every respect effective service of process upon the Company or the Company Subsidiary, as appropriate, in any such suit or proceeding. The Company and the Company Subsidiary irrevocably (a) submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York for the purpose of any suit, action or other proceeding arising out of this Agreement or the transactions contemplated by this Agreement, the Registration Statements and any Preliminary Prospectus or the Prospectus, (b) agrees that all claims in respect of any such suit, action or proceeding may be heard and determined by any such court, (c) waives to the fullest extent permitted by applicable law, any immunity from the jurisdiction of any such court or from any legal process, (d) agrees not to commence any such suit, action or proceeding other than in such courts, and (e) waives, to the fullest extent permitted by applicable law, any claim that any such suit, action or proceeding is brought in an inconvenient forum.
18. Underwriters’ Information. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Underwriters’ Information consists solely of the following information in the Prospectus: (i) the last paragraph on the front cover page concerning the terms of the offering by the Underwriters; and (ii) the statements concerning the Underwriters contained in the [ ] under the heading “Underwriting.”
19. Authority of the Representatives. In connection with this Agreement, you will act for and on behalf of the several Underwriters, and any action taken under this Agreement by the Representatives, will be binding on all the Underwriters.

20. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph, clause or provision hereof. If any Section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.
21. General. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company, the Company Subsidiary and the Representatives.
22. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     If the foregoing is in accordance with your understanding of the agreement between the Company, the Company Subsidiary and the several Underwriters, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours, ARTES MEDICAL, INC.
By:
Name:
Title:

THE COMPANY SUBSIDIARY
By:
Name:
Title:

Accepted as of
the date first above written:
Cowen & Co., LLC
Lazard Capital Markets LLC
Acting on their own behalf
   and as Representatives of several
   Underwriters referred to in the
   foregoing Agreement.
By: Cowen & Co., LLC

By:
      Name: William B. Buchanan, Jr.
      Title: Head of Equity Capital Markets

SCHEDULE A

	Number of Shares of	Number of Shares of
	Firm Stock to be	Optional Stock to be
Name	Purchased	Purchased

Cowen & Co., LLC

Lazard Capital Markets LLC

Total

SCHEDULE B
[General Use Free Writing Prospectuses]

[SCHEDULE C]
[List of the relationships of the Company and
its affiliates with NASD member firms]

2

Exhibit A
LOCK-UP AGREEMENT
May 4, 2006
Cowen & Co., LLC
Lazard Capital Markets LLC
   As representatives of the
   several Underwriters
c/o Cowen & Co., LLC
1221 Avenue of the Americas
New York, New York 10020
Re:     Proposed Initial Public Offering of Artes Medical, Inc. Common Stock
Ladies and Gentlemen:
     In order to induce Cowen & Co., LLC (“Cowen”) and Lazard Capital Markets LLC (“Lazard” and together with Cowen, the “Representatives”), to enter in to a certain underwriting agreement with Artes Medical, Inc., a Delaware corporation (the “Company”), with respect to the public offering of shares of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), the undersigned hereby agrees that for a period of one hundred eighty (180) days following the date of the final prospectus filed by the Company with the Securities and Exchange Commission in connection with such public offering (the “Lock-Up Period”), the undersigned will not, without the prior written consent of Cowen and Lazard, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, shares of Common Stock or any such securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as the same may be amended or supplemented from time to time (such shares or securities, the “Beneficially Owned Shares”)), (ii) enter into any swap, hedge or other agreement or arrangement that transfers in whole or in part, the economic risk of ownership of any Beneficially Owned Shares, Common Stock or securities convertible into or exercisable or exchangeable for Common Stock, or (iii) engage in any short selling of any Beneficially Owned Shares, Common Stock or securities convertible into or exercisable or exchangeable for Common Stock.
     Notwithstanding the foregoing: (a) if the undersigned is an individual, he or she may transfer any Beneficially Owned Shares during his or her lifetime or on death (i) by gift, will or intestacy or (ii) to a member or members of his or her immediate family or to a partnership or trust, the partners or beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family, and (b) if the undersigned is a partnership, trust, corporation or similar entity, it may distribute any such shares or securities to its partners or stockholders; provided, however, that in each such case, prior to any such transfer, each transferee shall execute a dupliate form of this letter or execute an agreement, reasonably satisfactory to Cowen and Lazard, pursuant to which each transferee shall agree to receive and hold such Beneficially Owned Shares subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof. For the purposes of this paragraph, “immediate family” shall mean spouse, domestic partner, lineal descendant (including adopted children), father, mother, brother or sister of the transferor.

3

     If (i) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last seventeen (17) days of the Lock-Up Period, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the eighteen (18)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.
     Anything contained herein to the contrary notwithstanding, any person to whom shares of Common Stock, securities convertible into or exercisable or exchangeable for Common Stock or Beneficially Owned Shares are transferred from the undersigned shall be bound by the terms of this Agreement.
     In addition, the undersigned hereby waives, from the date hereof until the expiration of the one hundred eighty (180) day period following the date of the Company’s final prospectus, any and all rights, if any, to request or demand registration pursuant to the Securities Act of 1933, as amended, of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock that are registered in the name of the undersigned or that are Beneficially Owned Shares. In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Common Stock with respect to any shares of Common Stock, securities convertible into or exercisable or exchangeable for Common Stock or Beneficially Owned Shares.
     The undersigned understands that the agreements of the undersigned are irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns. The agreements herein shall remain enforceable by Cowen and/or Lazard notwithstanding the replacement, substitution or addition of any new underwriters.

4

     If the Offering does not close by October 31, 2006, this Agreement shall terminate immediately upon such date and be of no further force or effect.

Sincerely,

Signature:
Name:
Title:
Address:
Accepted as of the date first
set forth above:
Cowen & Co. LLC
Lazard Capital Markets LLC
By: Cowen & Co. LLC
By:
      Name:
      Title:

5

Exhibit B
Matters to be Covered in the Opinion of Regulatory Counsel for the Company
Intentionally omitted.

Exhibit C
Matters to be Covered in the Opinion of Patent Counsel for the Company
Intentionally omitted.

3

Exhibit D
Matters to be Covered in the Opinion of Underwriter’s Counsel
Intentionally omitted.

4